UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Marchex, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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November 4, 2025

Dear Stockholders of Marchex, Inc.,

We cordially invite you to attend our 2025 Annual Meeting of Stockholders. The Annual Meeting will be held on Tuesday, December 16, 2025, at 11:00 AM Pacific Time at Marchex, Inc., 1200 5th Ave., Suite 1300, Seattle, WA.

At this year’s Annual Meeting, the agenda will be as follows:

	Agenda Item	Board Recommendation
Proposal One	To elect five (5) individuals to serve on our Board of Directors for the ensuing year and until their successors are duly elected and qualified.	FOR
Proposal Two	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR

For our 2025 Annual Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which contains, among other things, our 2024 audited Consolidated Financial Statements. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can vote using the Internet, and how you can request and receive, free of charge, a printed copy of our proxy materials, including our 2024 Annual Report, the Notice of Annual Meeting, our proxy statement and a proxy card. The electronic delivery of our proxy materials will reduce our printing and mailing costs and minimize the environmental impact of the proxy materials.

The ability to have your vote counted at the Annual Meeting is an important stockholder right. Regardless of the number of shares you hold, and whether or not you plan to attend the Annual Meeting, we hope that you will promptly cast your vote.

Thank you for your ongoing support and continued interest in Marchex, Inc.

Sincerely,
Marchex, Inc.

Francis J. Feeney
Corporate Secretary

Marchex, Inc.

1200 5th Ave., Suite 1300

Seattle, WA 98101

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To be held at 11:00 A.M. Pacific Time on Tuesday, December 16, 2025

Dear Stockholders of Marchex, Inc.:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Marchex, Inc., a Delaware corporation (“Marchex”), will be held on Tuesday, December 16, 2025, at 11:00 AM Pacific Time, at Marchex, Inc., 1200 5th Ave., Suite 1300, Seattle, WA, for the following purposes as more fully described in the accompanying proxy statement:

1.
To elect five (5) individuals to serve on our Board of Directors for the ensuing year and until their successors are duly elected and qualified;
2.
To ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.
To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors recommends a vote "FOR" all nominees under Proposal No. 1 and "FOR" under Proposal No. 2. The Board of Directors of Marchex has set the close of business on October 21, 2025 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon are presented in the accompanying proxy statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by telephone or Internet by following the voting procedures described in the Notice of Internet Availability of Proxy Materials. If you received printed proxy materials and wish to vote by mail, promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope.

We appreciate your continued support of Marchex.

By order of the Board of Directors,

Francis J. Feeney
Corporate Secretary

Seattle, WA

November 4, 2025

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PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 16, 2025

GENERAL INFORMATION

This proxy statement is being provided to solicit proxies on behalf of the Board of Directors of Marchex, Inc. for use at the 2025 Annual Meeting of Stockholders to be held on Tuesday, December 16, 2025, at 11:00 AM Pacific Time, at Marchex, Inc., 1200 5th Ave., Suite 1300, Seattle, WA, and at any adjournment or postponement thereof. We expect to first make this proxy statement available, together with our Annual Report for the fiscal year ended December 31, 2024, to stockholders on approximately November 4, 2025.

In this proxy statement, we refer to Marchex, Inc. as Marchex, we, us or the Company.

Internet Availability of Annual Meeting Materials

Under rules adopted by the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice. This permits us to conserve natural resources and reduces our printing costs, while giving stockholders a convenient and efficient way to access our proxy materials and vote their shares.

We intend to mail the Notice on or about November 4, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Who May Vote

Only holders of record of our Class A and Class B common stock, at the close of business on October 21, 2025, or the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 4,660,927 shares of Class A common stock and 39,245,334 shares of Class B common stock were issued and outstanding. Each share of Class A common stock is entitled to twenty-five (25) votes at the Annual Meeting and each share of Class B common stock is entitled to one (1) vote at the Annual Meeting. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters that come before the Annual Meeting; accordingly, throughout this proxy statement we refer generally to our outstanding Class A and Class B common stock together as our "Common Stock."

What Constitutes a Quorum

Stockholders may not take action at the Annual Meeting unless there is a quorum present at the meeting. The presence, in person or by proxy, of a majority of the voting power of the outstanding shares of Common Stock entitled to vote as of the close of business on the Record Date constitutes a quorum. Abstentions and broker non-votes will count toward establishing a quorum. Broker non-votes occur when banks, brokers or other nominees holding shares in street name for beneficial owners do not receive instructions from the beneficial owners about how to vote the shares. An abstention occurs when a stockholder withholds such stockholder's vote by checking the "abstain" box on the proxy card, or similarly elects to abstain via the Internet voting. Under the rules that govern their ability to vote shares held in street name, banks, brokers or other nominees have the discretion to vote such shares on routine matters, including the ratification of appointment of independent registered accounting firm.

Vote Required

Proposal One: Under applicable law and our current bylaws, the five (5) director candidates who receive the greatest number of votes cast for the election of directors by shares present in person or represented by proxy and entitled to vote shall be elected directors.

Proposal Two: The ratification of the appointment of RSM as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

Voting Process

Shares that are properly voted or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted "FOR" all nominees under Proposal No. 1 and "FOR" Proposal No. 2.

It is not expected that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in their discretion with respect to such matters.

The manner in which your shares may be voted depends on how your shares are held. If you are the record holder of your shares, meaning you appear as the holder of your shares on the records of our stock transfer agent, you may vote those shares via the Internet, or, if you request a printed copy of the proxy materials, via a proxy card for voting those shares included with the printed proxy materials. If you own shares in street name, meaning you are a beneficial owner with your shares held through a bank, broker or other nominee, you may instead receive a voting instruction form with this proxy statement that you may use to instruct your bank, broker or other nominee how to vote your shares.

Voting on the Internet

You can vote your shares via the Internet by following the instructions in the Notice. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote via the Internet, you do not need to complete and mail a proxy card. We encourage you to vote your shares via the Internet even if you plan to attend the Annual Meeting.

Voting by Mail

You can vote your shares by mail by requesting a printed copy of the proxy materials sent to your address. When you receive the proxy materials, you may fill out the proxy card enclosed therein and return it per the instructions on the card. By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as "proxies," to vote your shares at the Annual Meeting in the manner you indicate. If you request a printed copy of the proxy materials, we encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting.

Voting by Telephone

You may be able to vote by telephone. If so, instructions are included with your Notice. If you vote by telephone, you do not need to complete and mail your proxy card.

Attendance and Voting at the Annual Meeting

If you are the record holder of your shares, you may attend the Annual Meeting and vote in person. You will be required to present a form of photo identification for admission to the Annual Meeting. If you own your stock in street name, you may attend the Annual Meeting in person provided that you present a form of photo identification and confirmation of ownership, such as a recent brokerage statement or a letter from the bank, broker or other nominee holding your shares, but in order to vote your shares at the Annual Meeting you must obtain a "legal proxy" from the bank, broker or other nominee that holds your shares. You should contact your bank, broker or other nominee to obtain a legal proxy.

Revocation

If you are the record holder of your shares, you may revoke a previously granted proxy at any time before the Annual Meeting by delivering to the Corporate Secretary of Marchex, Inc. a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning shares in street name may change or revoke previously given voting instructions by contacting the bank, broker or other nominee holding the shares or by obtaining a legal proxy from such bank, broker or other nominee and voting in person at the Annual Meeting. Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

Householding

The SEC permits companies to send a single Notice, and for those stockholders that elect to receive a paper copy of proxy materials in the mail one copy of this proxy statement, together with our Annual Report for the fiscal year ended December 31, 2024, to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if we provide advance notice and follow certain procedures. In such cases, each stockholder continues to receive a separate Notice, and for those stockholders that elect to receive a paper copy of proxy materials in the mail, one copy of our fiscal 2024 Annual Report and this proxy statement. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses.

We have not instituted householding for stockholders of record; however, certain brokerage firms may have instituted householding for beneficial owners of our Common Stock held through their firms. If your family has multiple accounts holding our Common Stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of the Notice, our fiscal 2024 Annual Report and this proxy statement. The broker will arrange for delivery of a separate copy of the Notice, and, if so requested, a separate copy of these proxy materials promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Solicitation of Proxies

We pay the cost of soliciting proxies for the Annual Meeting. We solicit by mail, telephone, personal contact, and electronic means and arrangements are made with banks, brokers, and other nominees to send Notices, and if requested, other proxy materials, to beneficial owners. Upon request, we will reimburse them for their reasonable expenses. In addition, our directors, officers and employees may solicit proxies, either personally or by telephone, facsimile or written or electronic mail. Stockholders are requested to return their proxies without delay.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this proxy statement, including, but not limited to, statements regarding our future operating results, financial position, prospects, acquisitions, dispositions, and business strategy, expectations regarding our growth and the growth of the industry in which we operate, and plans and objectives of management for future operations are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “seeks” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Important factors that could cause actual results to differ materially from those in these forward-looking statements are discussed in the “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Quantitative and Qualitative Disclosures About Market Risk” sections in our filings with the Securities and Exchange Commission. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, the global economic climate may amplify many of these risks. We therefore caution you against relying on any of these forward-looking statements. Also, any forward-looking statement made by us in this proxy statement speaks only as of the date of this proxy statement. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

To the Company’s knowledge, the following table sets forth information regarding the beneficial ownership of our Class A and Class B common stock as of October 21, 2025 by:

• each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the outstanding shares of our Class A or Class B common stock;

• each of our directors and nominees for director;

• each of our executive officers; and

• all of our directors, nominees for director, and executive officers as a group.

Percentage of beneficial ownership is based on 4,660,927 shares of our Class A common stock and 39,245,334 shares of our Class B common stock outstanding as of October 21, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or restricted stock units ("RSUs") held by that person that are currently exercisable or exercisable or issuable upon vesting within 60 days of October 21, 2025, are deemed outstanding. These shares are not, however, deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise noted below, the address for each beneficial owner listed below is c/o Marchex, Inc., 1200 5th Ave., Suite 1300, Seattle, WA, 98101.

	Shares Beneficially Owned				% Total
	Class A Common Stock		Class B Common Stock		Voting
Name and, as appropriate, Address of Beneficial Owner	Shares	%	Shares	%	Power (1)
5% Security Holders:
Edenbrook Capital, LLC (2)	—	—	14,561,905	37.1	9.3
116 Radio Circle
Mount Kisco, NY 10549
Koller Capital LLC (3)	—	—	3,865,175	9.8	2.5
1343 Main Street, Suite 413
Sarasota, FL 34236
Named Executive Officers and Directors:
Michael Arends (4)	—	—	2,070,603	5.3	1.3
Dennis Cline (5)	—	—	286,760	*	*
Donald Cogsville (6)	—	—	230,623	*	*
Francis Feeney (7)	—	—	722,928	1.8	*
Troy Hartless (8)	—	—	433,266	1.1	*
Russell Horowitz (9)	4,660,927	100.0	1,440,292	3.7	75.7
Brian Nagle (8)	—	—	6,250	*	*
M. Wayne Wisehart (6)	—	—	461,145	1.2	*
All directors and executive officers as a group (8 persons) (10)	4,660,927	100.0	5,651,867	14.4	78.4

Except as indicated in the footnotes below and except as subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

*
Beneficial ownership or total voting power, as the case may be, representing less than one percent.
(1)
Percentage of voting power represents voting power with respect to shares of our Class A and Class B common stock, as a single class. Each holder of Class A common stock shall be entitled to 25 votes per share of Class A common stock and each holder of Class B common stock shall be entitled to 1 vote per share of Class B common stock on all matters submitted to a vote of stockholders, except as may otherwise be required by law. The Class A common stock is convertible at any time by the holder into shares of Class B common stock on a share-for-share basis.
(2)
Based on the most recently available Schedule 13D filed with the SEC on November 13, 2023 by Edenbrook Capital, LLC (“Edenbrook”); Jonathan Brolin (“Brolin”), an individual; and Edenbrook Long Only Value Fund, LP (“Edenbrook Fund”). Edenbrook and Brolin report beneficial ownership and shared voting and dispositive power of 14,561,905 shares of our Class B common stock. Edenbrook Long Only Value Fund, LP reports beneficial ownership of 13,239,567 shares of our Class B common stock.

(3)
Based on the most recently available Schedule 13G filed with the SEC on February 9, 2024 by Koller Capital LLC (“Koller”); Koller Microcap Opportunities Fund LP (“Koller Microcap”); and Ross Koller (“Ross”). Koller, Koller Microcap, and Ross reported beneficial ownership and shared voting and dispositive power of 3,865,175 shares of our Class B common stock.
(4)
Includes: (1) 44,250 shares of restricted stock that are subject to vesting; (2) 628,874 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of October 21, 2025; (3) 18,100 shares of Class B common stock held in an Individual Retirement Account for the benefit of Mr. Arends; and (4) 6,500 shares of Class B common stock held in an Individual Retirement Account for the benefit of his wife, Diana Arends. 1,077,879 shares of such Class B common stock have been pledged as collateral to a third-party lender.
(5)
Includes: (1) 140,000 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of October 21, 2025; (3) 28,500 shares of our Class B common stock held by DMC Investments, LLC, of which Mr. Cline is the managing member; and (4) 10,000 shares of our Class B common stock held by the Colburn Cline Trust for the benefit of his son, Colburn Cline, for which shares Mr. Cline disclaims beneficial ownership.
(6)
Includes 140,000 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of October 21, 2025.
(7)
Includes: (1) 30,000 shares of restricted stock that are subject to vesting; and (2) 445,500 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of October 21, 2025.
(8)
Entirely comprised of shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of October 21, 2025.
(9)
Includes: (1) 4,660,927 shares of our Class A common stock held by MARRCH Investments, LLC; (2) 38,250 shares of restricted stock that are subject to vesting; (3) 443,374 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of October 21, 2025; and (4) 5,000 shares of Class B common stock held in an Individual Retirement Account for the benefit of Mr. Horowitz. Mr. Horowitz is the managing member of MARRCH Investments, LLC and, as such, may be deemed to exercise voting and investment power over the shares held by all of these entities.
(10)
Includes: (1) 122,500 shares of restricted stock that are subject to vesting; and (2) 2,371,014 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of October 21, 2025.

PROPOSAL ONE—ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The Board of Directors currently consists of five (5) individuals. Directors are elected to hold office until the next Annual Meeting of stockholders and until their respective successors have been elected and qualified. The names, ages, and tenures of our directors are set forth below:

Name	Age	Position	Director Since
Michael Arends	55	Vice Chairman	February 2023
Dennis Cline (1)(2)(3)	65	Director	May 2003
Donald Cogsville (1)(2)(3)	60	Director	April 2019
Russell Horowitz	59	Chairman	August 2017
M. Wayne Wisehart (1)(2)(3)	79	Director	November 2008
(1)
Member of the Audit Committee.
(2)
Member of the Nominating and Governance Committee.
(3)
Member of the Compensation Committee.

Set forth below is a description of the business experience of each current director, including a discussion of the specific experience, qualifications, attributes, and skills that led our Board of Directors to conclude that those individuals should serve as our directors:

Michael Arends. Mr. Arends has served as our Vice Chairman since February 2023. Mr. Arends served as our Co-Chief Executive Officer ("CEO"), including previously as a member of the Office of the CEO, from October 2016 to February 2023, and served as our Chief Financial Officer ("CFO") from May 2003 through April 2021. Prior to joining Marchex, Mr. Arends held various positions at KPMG LLP since 1992, most recently as a Partner in KPMG’s Pacific Northwest Information, Communications and Entertainment assurance practice. Mr. Arends is a Certified Public Accountant ("CPA") and a Chartered Accountant and received a Bachelor's of Commerce degree from the University of Alberta. Mr. Arends brings historic knowledge and continuity together with extensive operational, finance, accounting, and transactional experience to the board.

Dennis Cline. Mr. Cline has served as a member of our Board of Directors since May 2003. Previously, Mr. Cline served on the board of advisors of Blackstratus, a provider of security information event management products and services from 2014 through 2019. Mr. Cline served on the board of directors of TraceSecurity, a provider of cloud-based security solutions, from 2003 to 2015. From 2004 to 2006, Mr. Cline served as CEO and Executive Chairman of netForensics, a provider of security event information management. Prior to joining netForensics as its CEO, Mr. Cline was Managing Partner of DMC Investments, a firm he founded in 2000, which provides capital and consulting services to technology companies. From 1988 to 2000, Mr. Cline was the CEO of DirectWeb, a provider of computer hardware and Internet access for consumers. Prior to DirectWeb, Mr. Cline was a senior executive at Network Associates, a provider of computer security solutions. Mr. Cline received his J.D. from Rutgers School of Law and his B.A. from Rutgers University. Mr. Cline brings extensive governance, marketing, sales and broad management expertise to the board.

Donald Cogsville. Mr. Cogsville has served as a member of our Board of Directors since April 2019. Mr. Cogsville is the CEO of The Cogsville Group, LLC, a New York-based, private equity real estate investment firm founded in 2007. Mr. Cogsville began his career as an attorney in the Structured Finance Group at Skadden, Arps, Slate, Meagher & Flom LLP. Subsequently, Mr. Cogsville joined the Leveraged Finance Group at Merrill Lynch as an investment banker. Additionally, Mr. Cogsville serves or has served on the Board of Visitors of University of North Carolina, The New York Urban League, Jazz at Lincoln Center, The Amsterdam News Editorial Board and founded the non-partisan voter registration initiative, Citizen Change. Mr. Cogsville received his J.D. from Rutgers School of Law and his B.A. from University of North Carolina at Chapel Hill. Mr. Cogsville brings extensive operational, finance and transactional experience to the board.

Russell Horowitz. Mr. Horowitz is a founder of our Company and has served as our Chairman since April 2019. Mr. Horowitz served as our Co-CEO, including previously as a member of the Office of the CEO from October 2016 to February 2023. Previously, Mr. Horowitz served as our Executive Director since August 2017. Immediately prior, Mr. Horowitz, served as a consultant to the Company from May of 2016 through August 2017. Prior to serving as a consultant to the Company, Mr. Horowitz served as Executive Director from February 2015 to May 2016 and as CEO, Treasurer and Chairman of the Board from inception to February 2015. Mr. Horowitz was previously a founder of Go2Net, a provider of online services to merchants and consumers, including merchant Web hosting, online payment authorization technology, and Web search and directory services. He served as its Chairman and CEO from its inception in February 1996 until its merger with InfoSpace in October 2000, at which time Mr. Horowitz served as the Vice Chairman and President of the combined company through the merger integration process. Additionally, Mr. Horowitz served as the CFO of Go2Net from its inception until May 2000. Prior to Go2Net, Mr. Horowitz served as the CEO and a director of Xanthus Management, LLC, the general partner of Xanthus Capital, a merchant bank focused on investments in early-stage companies, and was a founder and CFO of Active Apparel Group, now Everlast Worldwide. Mr. Horowitz received a Bachelor's in Economics from Columbia College of Columbia University. Mr. Horowitz brings historic knowledge and continuity together with extensive operational and industry expertise to the board.

M. Wayne Wisehart. Mr. Wisehart has served as a member of our Board of Directors since November 2008. From February 2010 to November 2010, Mr. Wisehart served as CFO for All Star Directories, a publisher of online and career school directories. Mr. Wisehart previously served as the CFO of aQuantive, Inc. (formerly Avenue A Media, Inc.), a leading global digital marketing company, which was acquired by Microsoft in August 2007. Prior to aQuantive, Mr. Wisehart served as CFO of Western Wireless Corporation, a cellular phone service provider, which was acquired by Alltel in August 2005. Mr. Wisehart also served as the CFO from 2000 to 2002 of iNNERHOST, Inc., a Web hosting services company, as President and CEO from 1999 to 2000 of TeleDirect International Inc., a company that provides customer interaction systems, and as the President and CEO from 1997 to 1998 of Price Communications Wireless. Mr. Wisehart received a B.S. degree in Business from the University of Missouri-St. Louis. Mr. Wisehart brings extensive financial and accounting expertise to the board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.

CORPORATE GOVERNANCE

Board Independence

The Board of Directors determined that, other than Mr. Horowitz and Mr. Arends, each member of the board is an independent director in accordance with NASDAQ listing standards.

Committees and Meeting Attendance

The Board of Directors has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each of these committees operates under a written charter adopted by the board. Copies of these charters are available on our website at www.marchex.com. The Board of Directors held 5 meetings and took action by written consent on 5 occasions during the fiscal year ended December 31, 2024. Each of the standing committees of the board held the number of meetings indicated below. During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the board and committees of the board on which such director served during that period. We encourage director representation at our Annual Meeting of stockholders.

The following table sets forth the three standing committees of the board, the members of each committee, the number of meetings held by each committee, and the number of committee actions taken by written consent during 2024:

Name of Director	Audit	Compensation	Nominating and Governance
Dennis Cline	Member	Member	Chair
Donald Cogsville	Member	Chair	Member
M. Wayne Wisehart	Chair	Member	Member
Number of Meetings	8	4	4
Action by Written Consent	3	4	1

Audit Committee

The Audit Committee is currently comprised of Messrs. Cline, Cogsville, and Wisehart (Chair). Each of the members of the Audit Committee is independent for purposes of the NASDAQ listing standards as they apply to Audit Committee members and each member of the Audit Committee is an Audit Committee financial expert, as defined in the rules of the SEC. The Audit Committee operates under a charter that is available on our website at www.marchex.com. The functions of the Audit Committee include reviewing, with the Company’s independent registered public accounting firm, the scope and timing of the independent registered public accounting firm’s services, the independent registered public accounting firm’s report on the Company’s consolidated financial statements and internal control over financial reporting following completion of the Company’s audits, and the Company’s internal accounting and financial control policies and procedures, and making annual recommendations to the Board of Directors for the appointment of an independent registered public accounting firm for the ensuing year. Additional information regarding the Audit Committee is set forth in the Audit Committee Report below.

Compensation Committee

The Compensation Committee is currently comprised of Messrs. Cogsville (Chair), Cline, and Wisehart. Each of the members of the Compensation Committee is independent for purposes of the NASDAQ listing standards. The Compensation Committee assists in: (i) overseeing the Company’s compensation policies and practices; (ii) reviewing and approving annual compensation and compensation procedures for the Company’s executive officers; and (iii) overseeing and recommending director compensation to the Board of Directors. This includes overseeing the Company’s general compensation structure, policies and programs, and assessing whether the Company’s compensation structure establishes appropriate incentives for management and employees. The Compensation Committee administers the Company’s incentive compensation and equity-based compensation plans, including the Company’s stock option plan and employee stock purchase plan. Regarding most compensation matters, including executive and director compensation, the Company’s management provides recommendations to the Compensation Committee. The Compensation Committee has delegated its authority to grant equity and other awards under the Company’s stock incentive plan to eligible employees who are not executive officers to the Equity Grant Subcommittee within certain pre-approved limits and such committee regularly reports any grants made to the Compensation Committee.

Nominating and Governance Committee

The Nominating and Governance Committee is currently comprised of Messrs. Cline (Chair), Cogsville, and Wisehart. The Nominating and Governance Committee identifies individuals qualified to become board members, recommends to the board those persons to be nominated for election to our board at the Annual Meeting of stockholders, develops and recommends to the board a set of corporate governance principles applicable to the Company and oversees the annual evaluation of the board.

The Nominating and Governance Committee may use third party executive search firms to help identify prospective director nominees. The Nominating and Governance Committee has not established specific minimum age, education, experience, or skill requirements for potential members, but, in general, expects that qualified candidates will have high-level managerial experience in a relatively complex organization or be accustomed to dealing with complex problems, and will be able to represent the interests of the stockholders as a whole rather than special interest groups or constituencies. The Nominating and Governance Committee considers each candidate’s character, integrity, judgment, skills, background, experience of particular relevance to the Company, ability to work well with others and time available to devote to board activities, among other factors. The Nominating and Governance Committee also considers the interplay of a candidate’s background and expertise with that of other board members, and the extent to which a candidate may be a desirable addition to any committee of the board. The Nominating and Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

The Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities. Our evaluations of potential directors include, among other things, an assessment of a candidate’s background and credentials, personal interviews, and discussions with appropriate references. Once we have selected appropriate candidates, we present them to the full board for election if a vacancy occurs or is created by an increase in the size of the board during the course of the year, or for nomination if the director is to be first elected by stockholders.

Marchex stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names and appropriate supporting background and biographical information to: Marchex, Inc., 1200 5th Ave., Suite 1300, Seattle, WA, 98101 Attention: Corporate Secretary. The recommendation must include any relevant information, including the candidate’s name, home and business contact information, detailed biographical data and qualifications, and information regarding any relationships between the candidate and the Company within the last three years. Acceptance of a recommendation does not mean that the committee will ultimately nominate the recommended candidate.

Code of Conduct and Code of Ethics

The Company has adopted a code of conduct applicable to each of the Company’s officers, directors, and employees, and a code of ethics applicable to the Company’s President, Chief Operating Officer ("COO"), CFO, and senior financial officers, as contemplated by Section 406 of the Sarbanes-Oxley Act of 2002 and both codes are available on our website at www.marchex.com.

Corporate Governance Guidelines

The Board of Directors has adopted corporate governance guidelines to ensure effective corporate governance which are available on our website at www.marchex.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership. Directors, officers, and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports the Company has received, or written representations that no other reports were required for those persons, the Company believes that its directors, officers, and 10% stockholders complied with all applicable filing requirements during 2024.

Policy for Securities Transactions

We have adopted policies and procedures governing the purchase and sale of our securities that are applicable our directors, officers, and employees. Our securities trading policies and procedures are designed to promote compliance with insider trading laws in accordance with SEC and NASDAQ rules, and also prohibit or discourage transactions that would hedge the risk of ownership of our equity securities or involve the pledging our equity securities.

Board Leadership Structure

The Board of Directors does not have a specific policy regarding the separation of the roles of CEO and Chairman of the Board. The Board of Directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board of Directors. The Board of Directors is responsible for the control and direction of the Company, and as circumstances change its determination of the appropriate leadership structure for us may change. For example, in early 2023, Michael Arends, who previously served as our co-CEO, was appointed to the Board of Directors as Vice Chairman.

The Board of Directors is currently comprised of three independent members, as independence is defined under NASDAQ listing standards, along with the Chairman and Vice Chairman. The leadership structure of the Company has varied over time as the demands of the business, the composition of the Board, and the ranks of our senior executives have changed, and the Board has utilized this flexibility to establish the most appropriate structure at any given time.

Board’s Role in Risk Management

The Board of Directors, as a whole and also at the committee level, is responsible for oversight of our risk assessment and management process. Management is responsible for the Company’s day-to-day risk management activities. The Audit Committee periodically reviews risks and exposures associated with financial matters and financial reporting, the Compensation Committee oversees risks relating to compensation programs and policies, and the Nominating and Governance Committee oversees risks associated with Board and corporate governance matters. Furthermore, the Board of Directors periodically reviews risk management matters, including as part of its ongoing corporate strategy review, and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

Board Effectiveness

The Board of Directors performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations.

Executive Session

The corporate governance guidelines provide that the Company’s independent directors shall meet regularly (not less than two times per year) in executive session at which only the Company’s independent directors shall be present. The independent directors met in executive session 4 times during the fiscal year ended December 31, 2024.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during 2024, are or have been an officer or employee of the Company. No member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During 2024, none of the Company’s executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity where any of that entity's executive officers also served on the Company’s Compensation Committee or Board of Directors.

Communications with Directors

The Board of Directors provides a process for Marchex stockholders to send communications to the Board of Directors. Any stockholder who desires to contact the Board of Directors may do so by writing to: Marchex, Inc., 1200 5th Ave., Suite 1300, Seattle, WA, 98101, Attention: Corporate Secretary. Communications received by mail will be screened by the Corporate Secretary for appropriateness before either forwarding to or notifying the members of the Board of Directors of receipt of a communication.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on Proxy Card)

The Board of Directors has reappointed the firm of RSM US LLP to serve as our independent registered public accounting firm for the current fiscal year. Stockholder ratification of the selection of RSM as Marchex’s independent registered public accounting firm is not required by Marchex’s bylaws, Delaware corporate law or otherwise. Notwithstanding the foregoing, the Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of RSM as our independent registered public accounting firm, the Board of Directors will consider whether to retain that firm for the year ending December 31, 2025 and will consider the appointment of another independent registered public accounting firm. RSM was our independent registered public accounting firm for the year ended December 31, 2024. Representatives of RSM are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders present at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF RSM US LLP.

INDEPENDENT REGISTERED ACCOUNTING FIRM FEES

Accounting Fees and Services

During 2024 and 2023, RSM provided professional services that were billed in the following categories and amounts:

	2024	2023
Audit Fees (1)	439,900	328,790
Audit-Related Fees (2)	-	-
Tax Fees (3)	-	-
Total All Fees	439,900	328,790

(1) Audit Fees consist of professional services rendered for the audit of Marchex’s fiscal year consolidated financial statements, interim review of the condensed consolidated financial statements included in the quarterly reports, and consent and review of registration statements.

(2) Audit-Related Fees consist of professional services rendered for assurance and related services.

(3) Tax fees consist of fees for professional services for tax return preparation and consultation on matters related to state and local tax considerations and tax credits.

The Audit Committee pre-approved 100% of the 2024 and 2023 services and fees above pursuant to the pre-approval policy described below.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent registered public accounting firm during the fiscal year. The Audit Committee pre-approves services by authorizing specific projects within the categories outlined above, subject to the budget for each category. The Audit Committee’s charter delegates to its Chairman the authority to address any requests for pre-approval of services between Audit Committee meetings, and the Chairman must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the U.S. Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

We reviewed Marchex’s audited financial statements for the fiscal year ended December 31, 2024 and discussed these financial statements with Marchex’s management. Marchex’s independent registered public accounting firm for the year ended December 31, 2024, RSM US LLP, performed an independent audit of Marchex’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (U.S. “PCAOB”) and issued a report on those financial statements. We discussed with RSM the matters required to be discussed by applicable requirements of the PCAOB.

RSM provided us with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and we discussed with RSM its independence.

Based on the foregoing review and discussions, we recommended to the Marchex Board of Directors that the audited financial statements be included in Marchex’s Form 10-K for the year ended December 31, 2024.

Respectfully submitted,

THE AUDIT COMMITTEE

Dennis Cline

Donald Cogsville

M. Wayne Wisehart, Chair

ADDITIONAL INFORMATION RELATING TO OUR EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers

Our current named executive officers ("NEOs"), their positions with the Company and ages, are as follows:

Name	Age	Position
Troy Hartless	55	President & Chief Revenue Officer ("CRO")
Francis Feeney	67	COO & CLO, Corporate Secretary
Brian Nagle	40	CFO
Russell Horowitz	59	Chairman

Biographical information for our executive officers is set forth below:

Troy Hartless. Mr. Hartless has served as our President and CRO since September 2025, after joining the Company as CRO in April 2023. Prior to joining Marchex, Mr. Hartless was the CEO of TLJ Capital since 2009. During his time at TLJ Capital, Mr. Hartless was also the COO of Govplace, Inc. from 2019 to 2020, CRO of 9Lenses from 2017 to 2019, and CRO of Callis Communications from 2012 to 2014. Prior to TLJ Capital and the above, Mr. Hartless was the CEO of Secure Data in Motion from 2006 to 2008 and COO of Infodata Systems, in addition to several other executive positions. Mr. Hartless received a Bachelor's of Science, Business Administration degree from Liberty University.

Francis Feeney. Mr. Feeney has served as our COO and CLO, Corporate Secretary since September 2025, after joining the Company in October 2018. Prior to joining Marchex, Mr. Feeney served as a senior partner at DLA Piper LLP (U.S.) in its Corporate, Securities, and Finance practice from 2005 to 2018. Prior to DLA, Mr. Feeney had senior leadership roles at several other national law firms. Mr. Feeney has been the Company's chief legal advisor since its inception in 2003. Mr. Feeney received his J.D. from the Georgetown University Law Center and his Bachelor's of Science, Pre-Law degree from Northeastern University.

Brian Nagle. Mr. Nagle has served as our CFO since September 2025, after joining the Company as the Corporate Controller in August 2024. Prior to joining Marchex, Mr. Nagle served as the Vice President of Financial Reporting at Seekr Technologies from 2022 to 2024. Prior to Seekr Technologies; Director of SEC Reporting and Technical Accounting at Emergent BioSolutions from 2021 to 2022 and previously as Senior Manager of SEC Reporting and Technical Accounting from 2019 to 2021; and held several positions at KPMG LLP from 2008 to 2019, most recently as Senior Manager, Audit. Mr. Nagle holds degrees in Accounting and Corporate Finance from Salisbury University and is a licensed CPA.

Russell Horowitz. Refer to director's biographical information documented above.

Compensation Discussion and Analysis

The Role of Stockholder Say-on-Pay Votes

In September 2023, we last held a stockholder advisory vote to approve the compensation of our NEOs as determined pursuant to SEC Regulation S-K Item 402 (the “say-on-pay proposal”). Our stockholders overwhelmingly approved the compensation of our NEOs, with approximately 95% of stockholder votes cast in favor of the say-on-pay proposal. The Compensation Committee believes this affirms the stockholders’ support of our approach to executive compensation and did not change its approach in 2024.

The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for the NEOs.

Overview

You can find detailed information regarding the compensation we paid to our NEOs in the table following the Summary Compensation Table section of this proxy statement below.

Our executive compensation programs are intended to serve two related goals:

•
Long-Term Retention of our Strong Management Team. We believe that our continued success depends on our ability to retain our experienced, complementary and dedicated management team. Although we always consider the ultimate interest of our stockholders in setting NEO compensation, we also must acknowledge that our executives face many career options and we therefore must provide strong incentives for them to continue to participate in our growth.

•
Long-Term Growth in Stockholder Value. We believe that management compensation packages should reflect as much as possible the risk and opportunity experienced by our stockholders. As a result, we strongly emphasize performance-based compensation arrangements which reward NEOs for contributions to our long-term growth and overall corporate success.

We believe that this long-term focus will appropriately reward our management team for performance that will most benefit our Company and stockholders. We think that a focus on shorter-term results could inappropriately over- or under-compensate our executives due to short-term fluctuations that do not as accurately reflect our corporate growth and the corresponding benefit to our stockholders.

The Compensation Committee is responsible for setting the compensation and benefits for our executive officers, for determining distributions and grants of awards under our various stock and other incentive plans, and for all matters related to the foregoing.

NEO Compensation for 2024

Our Compensation Committee in reviewing our executive compensation packages assesses salary and bonus, salary and bonus history, the number and value of shares owned by our executives, and vesting and exercise history of prior equity grants. The Compensation Committee also considers data regarding compensation paid at public media, internet, and technology-based companies of comparable size to our Company and which could compete for the services of our NEOs. Although the compensation practices of our competitors instruct our review, we use that data only to gain perspective and do not “benchmark” our compensation to any particular level.

Base Salary and Bonus

The 2024 salaries and bonuses shown in the table following the Summary Compensation Table section of this proxy statement below were set by our Compensation Committee based on the compensation review discussed above, as well as a consideration of the respective NEO’s total compensation package including prior equity grants, exercise history, and existing stock ownership. Base salaries and bonuses are a necessary part of our compensation program and provide executives with a fixed portion of pay that is not performance-based. Our goal is to provide competitive base pay levels. The Compensation Committee considered each NEO’s skills, experience, level of responsibility, performance and contribution to our Company. The Compensation Committee also took into account in conjunction with the NEO’s specific areas of responsibilities and objectives, each NEO’s contribution to the Company’s overall success as a member of the management team. The Compensation Committee considers the relative compensation levels among all the members of the management team to ensure the Company’s executive compensation programs are internally consistent and equitable. All salaries and bonuses are reviewed at least annually and subject to future adjustment by the Compensation Committee.

Equity Compensation and Grant Practices

All of our employees and directors are eligible to receive options, shares of restricted stock awards ("RSAs"), and/or RSUs under our 2021 Stock Incentive Plan (“2021 Stock Plan”).

The Compensation Committee periodically and at least annually considers equity awards to the Company's NEOs, but does not automatically grant equity awards to NEOs every year. The Compensation Committee takes into account the various factors outlined in the discussion of base salary and bonus above as well as the Company’s financial performance and its impact on stockholder value and also analyzes existing NEO equity holdings and prior equity awards to take into account whether additional grants are appropriate and necessary to recalibrate the cash-equity balance of NEO compensation packages.

On July 26, 2024, the Compensation Committee granted stock options to Messrs. Miller and Hartless under the 2021 Stock Plan pursuant to a periodic review of equity award incentives for executive officers of the Company.

On November 6, 2024, the Compensation Committee granted stock options to Mr. Horowitz under the 2021 Stock Plan in connection with his reelection as a Director at the 2024 Annual Meeting of Stockholders of the Company.

You can find more information regarding these grants, including the corresponding vesting schedules, by referring to the table following the Outstanding Equity Awards at 2024 Fiscal Year-End section of this proxy statement below.

Most equity awards for employees are tied to their annual performance reviews. We may occasionally make employee grants outside of that review process and such awards typically are granted as of the date the grant is approved. All new-hire awards have a grant date set to correspond to the date of hire. All options have an exercise price set at the closing market price of our Class B common stock on the grant date.

The Compensation Committee may grant equity awards at any time. It is our practice to not time equity award grants in relation to the release of material non-public information.

Risk Assessment of Compensation Policies and Practices

We believe our compensation policies and practices do not promote imprudent risk taking. In this regard, we note the following: (i) our annual incentive compensation is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals; (ii) we do not offer short-term incentives that might drive high-risk investments at the expense of long-term Company value; and (iii) our compensation programs are weighted towards offering long-term incentives that reward sustainable performance, especially when considering our executive share ownership. Accordingly, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Policy for Recovering Incentive Compensation

We have adopted a policy for the recovery of certain executive compensation received on or after October 2, 2023 in the event of certain restatements of our financial statements in accordance with SEC and NASDAQ rules.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during 2024, are or have been an officer or employee of the Company. No member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During 2024, none of the Company’s executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity where any of that entity's executive officers also served on the Company’s Compensation Committee or Board of Directors.

Summary Compensation Table (1)

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2024 and 2023, as applicable, by our NEOs for such years:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Non-equity Compensation ($)	All Other Compensation (4) ($)	Total ($)
Edwin Miller	2024	425,000	376,250	-	376,000	-	2,656	1,179,906
Former CEO	2023	386,363	-	-	1,073,750	-	-	1,460,113
Troy Hartless	2024	375,000	261,781	-	282,000	-	-	918,781
CRO	2023	281,250	-	-	600,500	-	-	881,750
Russell Horowitz	2024	255,000	-	-	54,000	-	40,013	349,013
Chairman	2023	319,161	-	123,750	94,517	-	-	537,428
Holly Aglio	2024	330,000	-	-	-	-	-	330,000
Former CFO	2023	57,292	50,000	-	237,000	-	-	344,292

(1)
Includes only those columns relating to compensation awarded to, earned by or paid to the NEOs in 2024 and 2023.
(2)
These amounts do not reflect whether the NEO has actually realized or will realize a financial benefit from the awards (such as by vesting of a stock award). Amounts represent the aggregate grant date fair value of stock awards each year computed in accordance with Accounting Standards Codification ("ASC") 718, Stock Compensation, excluding the effect of forfeitures. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of each stock award, refer to Note 6 to the Consolidated Financial Statements contained in our 2024 Form 10-K filed on March 14, 2025.
(3)
These amounts do not reflect whether the NEO has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Amounts represent the aggregate grant date fair value of option awards each year computed in accordance with ASC 718, excluding the effect of forfeitures. The fair value of the shares underlying the option awards that vest based on time is estimated using the Black-Scholes option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of each stock award, refer to Note 6 to the Consolidated Financial Statements from our 2024 Form 10-K filed on March 14, 2025.
(4)
Unless otherwise noted, the total of all perquisites and personal benefits of each NEO falls below the reportable amount threshold for disclosure within this table. Mr. Miller's amount in 2024 exceeded the threshold and consisted of the Company’s 401k matching contribution. Mr. Horowitz's amount in 2024 also exceeded the threshold and consisted of Consolidated Omnibus Budget Reconciliation Act ("COBRA") health insurance reimbursements.

Outstanding Equity Awards at 2024 Fiscal Year-End (1)

The following table sets forth certain information with respect to the value of all unexercised options and unvested stock awards previously awarded to our NEOs as of December 31, 2024. Certain option and stock awards provide for accelerated vesting, in certain circumstances. For more information on these acceleration provisions, please refer to section Potential Payments upon Termination or Change in Control at 2024 Fiscal Year-End of this proxy statement below.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)
Edwin Miller
Stock Options	2/3/2023 (5)	131,250	168,750	2.09	2/3/2033	—	—
Stock Options	2/3/2023 (8)	93,750	281,250	2.09	2/3/2033	—	—
Stock Options	9/28/2023 (5)	109,375	240,625	1.45	9/28/2033	—	—
Stock Options	7/26/2024 (5)	—	250,000	1.58	7/26/2034	—	—
Stock Options	7/26/2024 (5)	—	150,000	1.58	7/26/2034	—	—
Troy Hartless
Stock Options	4/3/2023 (5)	56,250	93,750	1.86	4/3/2033	—	—
Stock Options	4/3/2023 (8)	63,508	136,492	1.86	4/3/2033	—	—
Stock Options	9/28/2023 (5)	93,750	206,250	1.45	9/28/2033	—	—
Stock Options	7/26/2024 (5)	—	200,000	1.58	7/26/2034	—	—
Stock Options	7/26/2024 (5)	—	100,000	1.58	7/26/2034	—	—
Russell Horowitz
Stock Options	10/22/2020 (9)	20,000	—	1.90	10/22/2030	—	—
Stock Options	12/31/2020 (9)	95,000	—	1.96	12/31/2030	—	—
Stock Options	1/4/2021 (5)	38,437	2,563	2.02	1/4/2031	—	—
Restricted Stock	1/4/2021 (3)	—	—	—	—	10,250	17,938
Stock Options	10/1/2021 (7)	20,000	—	3.02	10/1/2031	—	—
Stock Options	12/30/2021 (6)	47,500	—	2.57	12/30/2031	—	—
Stock Options	1/3/2022 (5)	35,062	15,938	2.56	1/3/2032	—	—
Restricted Stock	1/3/2022 (3)	—	—	—	—	25,500	44,625
Stock Options	9/29/2022 (4)	20,000	—	1.78	9/29/2032	—	—
Stock Options	12/30/2022 (7)	36,000	36,000	1.60	12/30/2032	—	—
Restricted Stock	12/30/2022 (7)	—	—	—	—	36,000	63,000
Stock Options	1/25/2023 (5)	22,312	28,688	2.00	1/25/2033	—	—
Restricted Stock	1/25/2023 (3)	—	—	—	—	38,250	66,938
Stock Options	9/28/2023 (4)	10,000	10,000	1.45	9/28/2033	—	—
Restricted Stock	9/28/2023 (4)	—	—	—	—	7,500	13,125
Stock Options	11/6/2024 (4)	—	50,000	1.80	11/6/2034	—	—
Holly Aglio
Stock Options	10/30/2023 (5)	75,000	225,000	1.38	10/30/2033	—	—
(1)
Includes only those columns for which there are outstanding equity awards at December 31, 2024. All other columns have been omitted.
(2)
The market value of unvested stock awards is calculated by multiplying the number of unvested stock awards held by the applicable NEO by the closing price of $1.75 per share of our Class B common stock on the NASDAQ stock exchange on December 31, 2024.
(3)
The shares of restricted stock vest at the rate of 25% on each of the first, second, third, and fourth anniversaries, respectively, of the grant date.
(4)
The director grant of option and shares of restricted stock vest 50% on the first and second anniversary of the grant date assuming continued service on Marchex's Board of Directors on the vesting date.
(5)
The options vest over four years, with 25% of the option shares vesting on the first anniversary and vesting quarterly thereafter over the next three years.

(6)
The options and shares of restricted stock vest on the fifth annual anniversary of the grant date with accelerated vesting as follows: (a) 50% of such options and shares of restricted stock shall vest upon attainment of specified revenue, adjusted operating income before amortization and depreciation ("OIBA") or share price targets at the later of eighteen (18) months or performance attainment (2022 revenue (or trailing 12 months revenue) exceeding 120% of 2021 level, 2022 adjusted OIBA (or trailing 12 months adjusted OIBA) exceeding specified multiples of 2021 level, or the Class B Common Stock share price for twenty (20) consecutive trading days exceeding 150% of the initial 2021 consecutive trading day average), and (b) such remaining unvested options and shares of restricted stock upon attainment of specified revenue, adjusted OIBA or share price targets at the later of thirty (30) months or performance attainment (trailing twelve (12) month revenue exceeding 127% of 2021 level, trailing twelve (12) month adjusted OIBA exceeding specified multiples of 2021 level higher than the initial performance target above, or the Class B Common Stock share price for twenty (20) consecutive trading days exceeding 160% of the initial 2021 consecutive trading day average.
(7)
The options and shares of restricted stock vest on the fifth annual anniversary of the grant date with accelerated vesting as follows: (a) 50% of such options and shares of restricted stock shall vest upon attainment of specified revenue, adjusted OIBA or share price targets at the later of eighteen (18) months or performance attainment (2023 revenue (or trailing 12 months revenue) exceeding 120% of 2022 level, 2023 adjusted OIBA (or trailing 12 months adjusted OIBA) exceeding specified multiples of 2022 level, or the Class B Common Stock share price for twenty (20) consecutive trading days exceeding 150% of the initial 2022 consecutive trading day average), and (b) such remaining unvested options and shares of restricted stock upon attainment of specified revenue, adjusted OIBA or share price targets at the later of thirty (30) months or performance attainment (trailing twelve (12) month revenue exceeding 127% of 2022 level, trailing twelve (12) month adjusted OIBA exceeding specified multiples of 2022 level higher than the initial performance target above, or the Class B Common Stock share price for twenty (20) consecutive trading days exceeding 160% of the initial 2022 consecutive trading day average.
(8)
The options vest on the fifth annual anniversary of the Start Date with accelerated vesting upon certain events and subject to continued employment at all such times. With respect to acceleration, (a) 50% of such option shares shall vest upon attainment of specified revenue, adjusted OIBA or share price targets at the later of twenty-four (24) months or performance attainment (2023 revenue (or subsequent years) exceeding 120% of year of grant level, 2023 adjusted OIBA (or subsequent years) exceeding specified multiples of year of grant level, or following the first year the Class B Common Stock share price for twenty (20) consecutive trading days exceeding 150% of the year of grant trading day average), and (b) such remaining unvested option shares shall vest upon attainment of specified revenue, adjusted OIBA or share price targets at the later of thirty-six (36) months or performance attainment (2023 revenue (or subsequent years) exceeding 127% of year of grant level, 2023 adjusted OIBA (or subsequent years) exceeding specified multiples of year of grant level higher than the initial performance target above, or following the first year the Class B Common Stock share price for twenty (20) consecutive trading days exceeding 160% of the year of grant trading day average.
(9)
The options and shares of restricted stock vest on the fifth annual anniversary of the grant date with accelerated vesting as follows: (a) 50% of such options and shares of restricted stock vest upon attainment of specified revenue, adjusted OIBA or share price targets at the later of eighteen (18) months or performance attainment (2021 revenue (or trailing twelve (12) months revenue) exceeding 120% of 2020 level, 2021 adjusted OIBA (or trailing twelve (12) months adjusted OIBA) exceeding specified multiples of 2020 level, or the Class B common stock share price for twenty (20) consecutive trading days exceeding 150% of the initial 2020 consecutive trading day average), and (b) such remaining unvested options and shares of restricted stock vest upon attainment of specified revenue, adjusted OIBA or share price targets at the later of thirty (30) months or performance attainment (trailing twelve (12) month revenue.

Potential Payments upon Termination or Change in Control at 2024 Fiscal Year-End

Employment Arrangements

On July 26, 2024, the Company updated the following employment terms for Messrs. Miller and Hartless. In the event that such officer is terminated by the Company without “Cause” (as such term is defined in such officer’s offer letter), or by such officer for “Good Reason” (defined as material diminution in duties, reduction in annual salary or target bonus from prior year, or relocation of place of performance of duties by more than 50 miles) following the occurrence of a Change in Control, such officer will receive a lump sum payment equal to twelve months of base salary plus the amount of any earned bonus for the prior calendar year (such bonus amount capped at 100% of such officer’s then annual salary), and twelve months of COBRA benefits. In the event of termination of employment due to death or disability, such officer or his estate will receive eighteen months of COBRA benefits. In the event of a Change in Control, termination by the Company without “Cause” or termination due to death or disability prior to a Change in Control, 100% of any and all unvested time-based and performance options, restricted stock and restricted stock units shall become immediately vested.

Equity Awards

The equity awards set forth in the table following the Outstanding Equity Awards at 2024 Fiscal Year-End section of this proxy statement above are subject to certain conditions on vesting as well as accelerated vesting in part or in full in the event of a Change in Control or for certain awards in the event of Double-Trigger Change in Control Acceleration.

Pay Versus Performance

The following table sets forth the compensation information of our principal executive officer (“PEO”), and the average compensation information of our other NEOs (“non-PEO”), both as reported in the Summary Compensation Table above and with certain adjustments to reflect the compensation actually paid (“CAP”), as calculated in accordance with the SEC rules, to such individuals, and certain measures of the Company’s financial performance:

	PEO (1)		PEO (2)		PEO (3)
Fiscal Year	Summary Compensation Table Total ($)	Compensation Actually Paid ($)	Summary Compensation Table Total ($)	Compensation Actually Paid ($)	Summary Compensation Table Total ($)	Compensation Actually Paid ($)
2024	1,179,906	1,318,187	—	—	—	—
2023	1,460,113	1,193,371	529,876	181,122	537,428	80,840
2022	—	—	1,181,049	239,989	889,017	138,523
(1)
Amounts reported in these columns reflect the amounts for Edwin Miller for 2024 and 2023.
(2)
Amounts reported in these columns reflect the amounts for Michael Arends for 2023 and 2022.
(3)
Amounts reported in these columns reflect the amounts for Russell Horowitz for 2023 and 2022.

	Non-PEO NEO (4)
Fiscal Year	Average Summary Compensation Table Total	Average Compensation Actaully Paid ($)	Value of Initial Fixed $100 investment on December 31, 2021 based on Total Shareholder Return ($)	Net Income ($K)
2024	624,391	681,340	$70.56	(4,947)
2023	489,738	349,350	$54.84	(9,910)
2022	756,756	381,781	$64.52	(8,245)

(4) Amounts reported in these columns reflect the amounts for Troy Hartless and Holly Aglio for 2024; Troy Hartless, Holly Aglio, Ryan Polley, and John Roswech for 2023; and Ryan Polley and John Roswech for 2022.

The deductions, and additions to, total compensation in the Summary Compensation Table by year that were used to calculated CAP include:

Fiscal Year		Summary Compensation Table Total	Grant Date Value of New Awards	Year End Value of New Awards	Change in Value of Awards Vested in Current Year	Change in Value of Awards Already Vested	Values of Awards Canceled as of Prior Year	Total Equity CAP	Total CAP*
		(1)	(2)	(3)	(4)	(5)	(6)	(7)=(3)+(4)+(5)+(6)	(8)=(1)-(2)+(7)
2024	PEO (a)	1,179,906	376,000	424,000	90,281	-	-	514,281	1,318,187
	Average Non-PEO NEO (d)	624,391	141,000	159,000	38,949	-	-	197,949	681,340
	PEO (a)	1,460,113	1,073,750	807,008	-	-	-	807,008	1,193,371
2023	PEO (b)	529,876	221,650	162,099	(90,651)	(198,552)	-	(127,104)	181,122
	PEO (c)	537,428	218,267	145,000	(299,973)	(83,348)	-	(238,321)	80,840
	Average Non-PEO NEO (d)	489,738	390,367	373,979	-	-	(124,000)	249,979	349,350
	PEO (b)	1,181,049	591,360	515,840	(316,445)	(549,095)	-	(349,700)	239,989
2022	PEO (c)	889,017	416,470	346,690	(176,636)	(504,078)	-	(334,024)	138,523
	Average Non-PEO NEO (d)	756,756	188,000	124,000	(103,414)	(207,561)	-	(186,975)	381,781
(a)
Amounts reported in this row reflect the amounts for Edwin Miller for 2024 and 2023.
(b)
Amounts reported in this row reflect the amounts for Michael Arends for 2023 and 2022.
(c)
Amounts reported in this row reflect the amounts for Russell Horowitz for 2023 and 2022.
(d)
Amounts reported in this row reflect the amounts for Troy Hartless and Holly Aglio for 2024; Troy Hartless, Holly Aglio, Ryan Polley, and John Roswech for 2023; and Ryan Polley and John Roswech for 2022.

Pay Versus Performance - Graphical Description

The illustrations below provide graphical descriptions of the relationships between the following:

• The PEO’s CAP and non-PEO NEO’s CAP and the Company’s cumulative total shareholder return (“TSR”); and

• The PEO’s CAP and non-PEO NEO’s CAP and the Company’s net loss.

CAP versus TSR:

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
CAP ($K)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
TSR ($100 Initial Investment)
2024
2023
2022
PEO (1)
PEO (2)
PEO (3)
Avg Non-PEO NEO
TSR

(1)
PEO CAP represents the compensation actually paid to Edwin Miller in 2024 and 2023.
(2)
PEO CAP represents the compensation actually paid to Michael Arends in 2023 and 2022.
(3)
PEO CAP represents the compensation actually paid to Russell Horowitz in 2023 and 2022.

CAP versus Net Loss:

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
CAP ($K)
$(12,000)
$(10,000)
$(8,000)
$(6,000)
$(4,000)
$(2,000)
$-
Net Loss ($K)
2024
2023
2022
PEO (1)
PEO (2)
PEO (3)
Avg Non-PEO NEO
Net Loss ($K)

(1)
PEO CAP represents the compensation actually paid to Edwin Miller in 2024 and 2023.
(2)
PEO CAP represents the compensation actually paid to Michael Arends in 2023 and 2022.
(3)
PEO CAP represents the compensation actually paid to Russell Horowitz in 2023 and 2022.

Procedures for Review and Approval of Related Person Transactions

Our Audit Committee is responsible under its charter for reviewing and approving in advance any proposed related party transactions which would require disclosure under Item 404(a) of Regulation S-K and reporting to the Board of Directors on any approved transactions. The Audit Committee is responsible for ensuring that such relationships are on terms commensurate with those that would be extended to an unrelated third party.

Compensation of Directors

The Compensation Committee is responsible for periodically reviewing and recommending to the Board of Directors the compensation of our independent directors. The following table summarizes compensation earned during 2024 for service as a member of our Board of Directors, except Mr. Horowitz, our Chairman, whose compensation is reflected within the Summary Compensation Table section above.

2024 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards (1) ($)	Total ($)
Michael Arends	—	—	54,000	54,000
Dennis Cline	30,000	—	54,000	84,000
Donald Cogsville	30,000	—	54,000	84,000
M. Wayne Wisehart	30,000	—	54,000	84,000
(1)
The amounts in the stock awards and option awards columns reflect the aggregate grant date fair value of equity awards granted to directors in 2024 in accordance with ASC 718. These amounts do not reflect whether the director has actually realized or will realize a financial benefit from the awards (such as by vesting in a restricted stock).

The number of equity awards for service as a member of our Board of Directors (except Mr. Horowitz) outstanding as of December 31, 2024 were:

Name	Stock Awards (#)	Option Awards (#)	Total (#)
Michael Arends	7,500	70,000	77,500
Dennis Cline	7,500	165,000	172,500
Donald Cogsville	7,500	165,000	172,500
M. Wayne Wisehart	7,500	165,000	172,500

In November 2024, based upon the elections of the individual directors at our 2024 Annual Meeting of stockholders and in accordance with Marchex’s previously announced director compensation policy: (i) the Company granted 50,000 options at an exercise price of $1.80 per share, which was the closing price of the Company’s stock price on November 6, 2024, under Marchex’s 2021 Stock Plan to each of Marchex’s directors as compensation for their annual board service. Fifty percent (50%) of such options shall vest on the first and second annual anniversary of the grant date, respectively, and with vesting in full upon a Change in Control in each case assuming continued service on Marchex’s Board of Directors for such period. In addition, Marchex agreed to pay $7,500 in cash per quarter for each independent directors’ annual director service.

Equity Compensation Plans

2012 Stock Incentive Plan. Our 2012 Stock Incentive Plan was adopted by our Board of Directors and approved by our stockholders on May 4, 2012 (the “2012 Stock Plan”). No further awards were made under the 2012 Stock Plan after December 31, 2021. The 2012 Stock Plan provided for the granting of shares of Class B common stock to employees, directors, and consultants of Marchex, its affiliates and strategic partners and provided for the following types of grants:

• incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code;

• non-statutory stock options, which are options not intended to qualify as ISOs, sometimes known as non-qualified options;

• right to purchase shares pursuant to restricted stock purchase agreements; and

• RSUs.

2021 Stock Incentive Plan. Our 2021 Stock Incentive Plan was adopted by our Board of Directors and approved by our stockholders on October 1, 2021 (the “2021 Stock Plan”). The 2021 Stock Plan provides for the granting of shares of Class B common stock to employees, directors, and consultants of Marchex, its affiliates and strategic partners and provides for the following types of grants:

• ISOs within the meaning of Section 422 of the Internal Revenue Code;

• non-statutory stock options, which are options not intended to qualify as ISOs, sometimes known as non-qualified options;

• right to purchase shares pursuant to restricted stock purchase agreements; and

• RSUs.

Equity Compensation Plan Information

The following table sets forth certain information regarding our Class B common stock that may be issued upon exercise of options, warrants, and other rights under all of our existing equity compensation plans as of December 31, 2024:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants, and rights (#)(a)		Weighted average exercise price of outstanding options, warrants, and rights ($)(b)		Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)(#)(c)
Equity compensation plans approved by security holders:
2012 stock incentive plan (1)	1,528,482		2.85		—
2021 stock incentive plan (2)	5,921,002	(3)	1.68	(4)	1,434,969
Total	7,449,484		1.92	(4)	1,434,969

The weighted-average exercise price in column (b) is calculated based on outstanding stock options. It does not take into account shares issuable upon vesting of outstanding RSUs, which have no exercise price.

(1)
After December 31, 2021, no awards were made under the 2012 Stock Plan. The plan consists of stock options to purchase shares of our Class B common stock.
(2)
We have reserved 7,355,971 shares of Class B common stock for issuance under our 2021 Stock Plan, which includes an increase of 1,299,680 shares to the authorized number of shares available under the plan, which occurred on January 1, 2024.
(3)
Consists of stock options to purchase 5,575,502 shares of Class B common stock and restricted stock representing the right to 345,500 shares of our Class B common stock.
(4)
Calculated exclusive of outstanding restricted stock.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the SEC. Proposals of stockholders of the Company intended to be presented for consideration at our 2026 Annual Meeting of Stockholders must be received by the Company no later than July 7, 2026 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholder proposals should be addressed to the attention of the Company’s Corporate Secretary, 1200 5th Ave., Suite 1300, Seattle, WA, 98101. Stockholders who wish to present a proposal at our 2026 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, should send notice to the Company by October 17, 2026. If a stockholder proposal is not submitted by this date and it is properly brought before our 2026 Annual Meeting of Stockholders, we may exercise voting discretion to vote the proxies that the Board of Directors solicits for our 2026 Annual Meeting of Stockholders on such stockholder proposal in accordance with our best judgment. If a stockholder makes a timely notification, the people we name as proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC. The corresponding proposal submission date for our 2025 Annual Meeting of Stockholders was August 30, 2025. We have discretionary authority to vote the proxies that the Board of Directors solicits for our 2025 Annual Meeting of Stockholders on any stockholder proposals properly brought before our 2025 Annual Meeting of Stockholders with respect to which the Company was not notified by that date.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 17, 2026.

2024 ANNUAL REPORT ON FORM 10-K AND SEC FILINGS

Our financial statements for the fiscal year ended December 31, 2024 are included in our Annual Report on Form 10-K. Our Annual Report and this proxy statement are posted on our website at www.marchex.com (See Company-Investor Relations-Financial Information) and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report and this proxy statement without charge by sending a written request to Marchex Investor Relations, 1200 5th Ave., Suite 1300, Seattle, WA, 98101, or by calling (206) 331-3300.

MARCHEX, INC.

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 PM, Pacific Time, on December 15, 2025.

Online
Go to www.investorvote.com/MCHX or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

A Proposals – The Board of Directors recommends a vote FOR all nominees and FOR Proposal 2.

1. To elect five directors to serve on the Company's Board of Directors until their successors are duly elected and qualified:

	For	Withhold		For	Withhold		For	Withhold
01 - Michael Arends	☐	☐	02 - Dennis Cline	☐	☐	03 - Donald Cogsville	☐	☐
04 - Russell C. Horowitz	☐	☐	05 - M. Wayne Wisehart	☐	☐			

3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting.

This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X

046IXC

0

• IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — MARCHEX, INC. + CLASS B COMMON STOCK ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 28, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARCHEX, INC. The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held September 28, 2023 and the Proxy Statement, and appoints Francis J. Feeney and Edwin Miller, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Class B common stock of Marchex, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entities, at the Annual Meeting of Stockholders of the Company to be held at Marchex, Inc., 1200 5th Ave., Suite 1300, Seattle, Washington 98101, on September 28, 2023 at 10:00 a.m. Pacific Time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below and on the reverse side. Please mark, date, sign and return this proxy promptly in the enclosed envelope. (Continued and to be marked, dated and signed, on the other side) Change of Address — Please print new address below. Comments — Please print your comments below. +